Quarterly Holdings Report
for
Fidelity® Limited Term Securitized Completion Fund
May 31, 2024
LTS-NPRT3-0724
1.9911981.100
U.S. Treasury Obligations - 6.6%
	Principal Amount (a)	Value ($)
U.S. Treasury Notes 4.5% 5/15/27 (Cost $327,849)	330,000	328,453

U.S. Government Agency - Mortgage Securities - 67.8%
	Principal Amount (a)	Value ($)
Fannie Mae - 16.9%
2% 10/1/35	250,064	220,133
2.5% 9/1/35	250,952	227,576
3% 9/1/30 to 12/1/31	416,808	397,686
TOTAL FANNIE MAE		845,395
Freddie Mac - 9.1%
2% 10/1/35	250,454	220,477
3.5% 2/1/33	250,000	238,098
TOTAL FREDDIE MAC		458,575
Uniform Mortgage Backed Securities - 41.8%
5% 6/1/39 (b)	1,000,000	989,609
5% 6/1/39 (b)	50,000	49,480
5% 6/1/39 (b)	50,000	49,480
6% 6/1/54 (b)	1,000,000	1,001,289
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,089,858
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $3,391,561)		3,393,828

Asset-Backed Securities - 22.3%
	Principal Amount (a)	Value ($)
Capital One Multi-Asset Execution Trust Series 2022-A3 Class A, 4.95% 10/15/27	200,000	198,816
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/35 (c)	169,519	170,444
Discover Card Execution Note Trust Series 2022-A4, Class A, 5.03% 10/15/27	200,000	198,903
DLLAD Series 2024-1A Class A3, 5.3% 7/20/29 (c)	200,000	199,780
Enterprise Fleet Financing Series 2024-2 Class A2, 5.74% 12/20/26 (c)	144,000	144,196
Wheels Fleet Lease Funding 1 L Series 2023-2A Class A, 6.46% 8/18/38 (c)	200,000	201,764
TOTAL ASSET-BACKED SECURITIES (Cost $1,113,545)		1,113,903

Collateralized Mortgage Obligations - 4.4%
	Principal Amount (a)	Value ($)
U.S. Government Agency - 4.4%
Freddie Mac sequential payer Series 2020-5000 Class MA, 2% 6/25/44 (Cost $222,002)	250,000	222,786

Commercial Mortgage Securities - 23.2%
	Principal Amount (a)	Value ($)
BX Commercial Mortgage Trust floater Series 2021-LBA Class AJV, CME Term SOFR 1 Month Index + 0.910% 6.2315% 2/15/36 (c)(d)(e)	200,000	199,225
GS Mortgage Securities Trust sequential payer:
Series 2015-GC30 Class A4, 3.382% 5/10/50	199,595	194,759
Series 2018-GS10 Class AAB, 4.106% 7/10/51	242,423	236,104
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class ASB, 3.4743% 12/15/49	203,836	198,842
UBS Commercial Mortgage Trust sequential payer Series 2017-C5 Class ASB, 3.345% 11/15/50	142,630	137,738
Wells Fargo Commercial Mortgage Trust sequential payer Series 2015-C26 Class A4, 3.166% 2/15/48	200,000	196,421
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,163,871)		1,163,089

Money Market Funds - 67.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (f) (Cost $3,396,955)	3,396,276	3,396,955

TOTAL INVESTMENT IN SECURITIES - 192.2% (Cost $9,615,783)	9,619,014
NET OTHER ASSETS (LIABILITIES) - (92.2)%	(4,615,410)
NET ASSETS - 100.0%	5,003,604

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	2	Sep 2024	407,406	232	232

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	5	Sep 2024	543,984	(1,179)	(1,179)

TOTAL FUTURES CONTRACTS					(947)
The notional amount of futures purchased as a percentage of Net Assets is 8.1%
The notional amount of futures sold as a percentage of Net Assets is 10.9%

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Jun 2034	60,000	(128)	0	(128)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $915,409 or 18.3% of net assets.

(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	5,000,000	1,603,045	1,239	-	-	3,396,955	0.0%
Total	-	5,000,000	1,603,045	1,239	-	-	3,396,955

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.  U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.  U.S. Government Agency - Mortgage Securities, Asset-Backed Securities, Collateralized Mortgage Obligations and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.  When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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